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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         -------------------------------

       Date of Report (Date of earliest event reported): November 5, 2002

                         NCO PORTFOLIO MANAGEMENT, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     000-32403                 23-3005839
----------------------------   -----------------------    ----------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)

                               1705 Whitehead Road
                            Baltimore, Maryland 21207
           -----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (410) 594-7000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


________________________________________________________________________________
          (Former name or former address if changed since last report)









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ITEM 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired

         Not Applicable

         (b)      Pro Forma Financial Information

         Not Applicable

         (c)      Exhibits

         The following exhibits are furnished with this Report on Form 8-K:

Number   Title
------   -----

99.1     Press Release of NCO Portfolio Management, Inc. dated November 5, 2002.
99.2     Transcript of conference call dated November 6, 2002.

ITEM 9.  Regulation FD Disclosures

On November 5, 2002, NCO Portfolio Management, Inc. issued a press release commenting on the completion of its third quarter 2002 results and guidance for the fourth quarter of 2002. A copy of this press release appears as Exhibit 99.1 to this report and is herein incorporated by reference.

On November 6, 2002, NCO Portfolio Management, Inc. conducted its third quarter 2002 conference call to discuss the results of operations. A copy of the call's transcript appears as Exhibit 99.2 to this report and is herein incorporated by reference.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NCO Portfolio Management, Inc.



Date: November 20, 2002                      /s/ Richard J. Palmer
                                                 -------------------------------
                                      Title: Senior Vice President, Finance and
                                             Chief Financial Officer













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